UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012 (June 1, 2012)

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 1, 2012, Gaylord Entertainment Company (the “Company”) made available presentation slides that will be used with investor presentations related to the Company’s sale of the Gaylord Hotels brand and management of its four hotels to Marriott International (“Marriott”) and its plans to reorganize and elect to be taxed as a real estate investment trust (“REIT”) effective January 1, 2013. A copy of the presentation slides is attached as Exhibit 99.1 and incorporated herein by reference. A copy of the investor presentation slides is also available at the Company’s Investor Relations website page at www.gaylordentertainment.com.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, contains “forward-looking statements” concerning the Company’s goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions, and other statements that are not necessarily based on historical facts. Examples of these statements include, but are not limited to, statements regarding the closing of the Marriott sale transaction and the fulfillment of conditions to the closing, the Company’s expectation to elect REIT status, the timing and effect of that election, the form, timing and amount of the special earnings and profits distribution, the anticipated amount of conversion and other costs relating to the transactions, the amounts of revenue and cost synergies, and other business or operational issues. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: risks and uncertainties associated with economic conditions affecting the hospitality business generally; the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders or the private letter ruling from the IRS; the Company’s expectation to elect and qualify for REIT status, the timing and effect of that election; the Company’s ability to remain qualified as a REIT; the form, timing and amount of the special earnings and profits distribution; the Company’s and Marriott’s ability to consummate the sale; operating costs and business disruption may be greater than expected; and the Company’s ability to realize cost savings and revenue enhancements from the proposed REIT conversion. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information and Where to Find It

The Company expects to restructure its operations in connection with the proposed REIT conversion and as part of this restructuring it intends to file with the SEC a proxy statement and other documents regarding the proposed REIT conversion. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED REIT CONVERSION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REIT CONVERSION. The final proxy statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations website page at www.gaylordentertainment.com or by sending a written request to the Company’s Secretary at Gaylord Entertainment Company, One Gaylord Drive, Nashville, Tennessee 37214, or by calling the Secretary at (615) 316-6000.

Interests of Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed REIT conversion. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 3, 2012 and February 24, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed REIT conversion will be contained in the proxy statement to be filed by the Company with the SEC when it becomes available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: June 1, 2012	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Investor Presentation